EXHIBIT 99.2 - State Bancorp, Inc. Special Stockholders’ Meeting Slide Presentation December 5, 2011

STATE BANCORP, INC.

Special Stockholders' Meeting

December 5, 2011

Thomas M. O'Brien

President and CEO

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Overview of State Bank's Five-Year Performance History and Valley National Merger Transaction

Net Income Trend

Jan – Sep 2007 through Jan – Sep 2011

($ in thousands)


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$5,760
$5,950
($2,080)
$7,886
$13,044
Jan- Sep 2007
Jan- Sep 2008
Jan- Sep 2009
Jan- Sep 2010
Jan- Sep 2011

Average Loans and Investment Securities Trend

Jan - Sep 2007 through Jan - Sep 2011

($ in millions)


$1,320
$1,100
$880
$660
$440
$220
$0
$1,000
$1,073
$1,118
$1,105
$1,147
$524
$407
$397
$412
$353
Jan - Sep 2007
Jan - Sep 2008
Jan - Sep 2009
Jan - Sep 2010
Jan - Sep 2011
Average Loans
Average Investment Securities

State Bancorp, Inc.

Net Interest Margin Trend

Jan – Sep 2007 through Jan – Sep 2011


4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.80%
4.14%
3.99%
4.27%
4.24%
Jan - Sep 2007
Jan - Sep 2008
Jan - Sep 2009
Jan - Sep 2010
Jan - Sep 2011

Total Operating Expenses and Efficiency Ratio Trend

Jan – Sep 2007 though Jan – Sep 2011

($ in thousands)


$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
75.3%
62.8%
66.4%
62.7%
57.8%
$37,213
$32,515
$33,086
$32,733
$31,167
Jan- Sep 2007
Jan- Sep 2008
Jan- Sep 2009
Jan- Sep 2010
Jan- Sep 2011
Total Operating Expenses
Efficiency Ratio Excl. Merger Expenses

STATE BANCORP, INC. (NASDAQ: STBC)

One Year Historical Stock Price Performance


STBC
Metro NY Peers [1]
NASDAQ Bank
160%
140%
120%
100%
80%
60%
Nov-10
Feb-11
May-11
Aug-11
Nov-11
17.7%
(10.0%)
(24.0%)

As of November 29, 2011
(1) Market value weighted peer index includes comparable New York state based commercial banks and thrifts headquartered in the New York City MSA (NYB, AF, SBNY, FFIC, DCOM, FBNY, HVB, FLIC, SUBK and BDGE)
Source: SNL Financial

Sandler O'Neill Partners, L.P.

Profile of Merged Company

The combined banking company will have approximately $16 billion in assets, $10.5 billion in loans, $11 billion in deposits, 215 branches covering 16 counties from northern and central New Jersey to central Long Island, including Manhattan, Brooklyn and Queens



Merger will provide resultant Company with:

- Expanded market coverage and distribution without in-market overlap of operations
- Enhanced line of attractive financial solutions for consumers and businesses
- Improved scale and economic efficiencies to successfully manage in an ever-increasing regulatory cost environment
- $1.6 Billion capital base to optimize competitive market and growth opportunities

Merger will provide resultant Company with:

- Increased lending capacity for business clients and introduction of highly competitive consumer, auto, residential mortgage and home equity loans to Long Island consumer clients
- Continued growth momentum of highly complementary business models and shared relationship banking culture

Additional benefits to STBC Stockholders:

- Attractive acquisition premium
- 245% increase in quarterly cash dividend
- Opportunity to continue investment in a $16 Billion metropolitan NY area bank with greater trading liquidity
- Non-dilutive redemption of State Bancorp, Inc. $36.8 million TARP Preferred Stock

Thank You!